UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 7, 2017

ARMSTRONG ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-191182	20-8015664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7733 Forsyth Boulevard, Suite 1625
St. Louis, Missouri    63105
(Address of principal executive offices)    (Zip Code)

(314) 721-8202
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act. [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

Armstrong Energy, Inc. (the “Company”) received a letter dated February 6, 2017 from Kenneth E. Allen notifying the Company of his resignation from the Board of Directors of the Company effective February 7, 2017. To the knowledge of the executive officers of the Company, Mr. Allen’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Allen has not resigned from his position as the Company’s Executive Vice President and Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2017

ARMSTRONG ENERGY, INC. (Registrant)

By:	/s/ Jeffrey F. Winnick
Name:	Jeffrey F. Winnick
Title:	Vice President and Chief Financial Officer